MERRILL LYNCH INTERNATIONAL EQUITY FUND

                Supplement dated December 6, 2000 to the
      Statement of Additional Information dated September 29, 2000

         The section captioned "Trustees and Officers" beginning on page 13 is amended as follows:

         The biography of Clive D. Lang appearing on page 14 is hereby removed, and is replaced by the following biography of Jeremy Beckwith, who is primarily responsible for the day-to-day management of the Fund's portfolio:

         Jeremy Beckwith (39) - Senior Vice President and Senior Portfolio Manager(1)(2) - Director of Stock Selection (International Equity and International Equity Focus Funds) of Merrill Lynch Asset Management U.K. Ltd. since 1998; Managing Director of the Portfolio Management Group of Merrill Lynch Global Asset Management Ltd. from 1990 to 1998.